Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell Vice Chairman, President and Chief Financial Officer (650) 234-6000
ROBERT HALF REPORTS FOURTH-QUARTER AND YEAR-END FINANCIAL RESULTS
Annual Earnings Per Share at All-Time High
MENLO PARK, Calif., February 2, 2016 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the fourth quarter and year ended December 31, 2015.
For the quarter ended December 31, 2015, net income was $93 million, or $.71 per share, on revenues of $1.30 billion. Net income for the prior year’s fourth quarter was $84 million, or $.62 per share, on revenues of $1.22 billion.
For the year ended December 31, 2015, net income was $358 million, or $2.69 per share, on revenues of $5.09 billion. For the year ended December 31, 2014, net income was $306 million, or $2.26 per share, on revenues of $4.70 billion.
Harold M. Messmer, Jr., chairman and CEO of Robert Half, said, “Demand for our professional staffing and consulting services remained strong in the fourth quarter, fueled by a healthy U.S. job market and low unemployment in numerous professional occupations, as well as a more positive economic backdrop in many of our non-U.S. markets. We saw year-over-year revenue growth across the board in our staffing and consulting operations, both in the United States and abroad.”
Messmer added, “This was the company’s 23rd straight quarter of double-digit net income and earnings-per-share percentage growth on a year-over-year basis. Unlevered return on equity was 37 percent.”

Robert Half management will conduct a conference call today at 5 p.m. EST. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”

A taped recording of this call will be available for replay beginning at approximately 8 p.m. EST today and ending at 8 p.m. EST on March 2. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 20651512. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com/investor-center.
Founded in 1948, Robert Half is the world’s first and largest specialized staffing firm and a recognized leader in professional consulting and staffing services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled administrative support professionals; Robert Half® Technology, for project and full-time technology professionals; Robert Half® Legal, for project and full-time staffing of lawyers, paralegals and legal support personnel; and The Creative Group®, for interactive, design, marketing, advertising and public relations professionals. Robert Half also is the parent company of Protiviti®, a global consulting firm that helps companies solve problems in finance, technology, operations, governance, risk and internal audit.
Robert Half has staffing and consulting operations in more than 400 locations worldwide.
Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.
These risks and uncertainties include, but are not limited to, the following: the global financial and economic situation; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services, on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
	(Unaudited)		(Unaudited)

Net service revenues	$1,304,594	$1,221,450	$5,094,933	$4,695,014
Direct costs of services	764,513	720,693	2,980,462	2,772,098

Gross margin	540,081	500,757	2,114,471	1,922,916

Selling, general and administrative expenses	395,724	367,590	1,533,799	1,425,734
Amortization of intangible assets	192	—	192	557
Interest income, net	(150)	(154)	(550)	(724)

Income before income taxes	144,315	133,321	581,030	497,349
Provision for income taxes	50,872	49,268	223,234	191,421

Net income	$93,443	$84,053	$357,796	$305,928

Diluted net income per share	$.71	$.62	$2.69	$2.26

Shares:
Basic	130,172	133,372	131,749	134,358
Diluted	131,430	134,956	132,930	135,541

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended December 31,				Year Ended December 31,
	2015		2014		2015		2014
	(Unaudited)				(Unaudited)
REVENUES:
Accountemps	$438,383	33.6%	$414,176	33.9%	$1,715,910	33.7%	$1,616,609	34.5%
OfficeTeam	251,614	19.3%	241,768	19.8%	973,896	19.1%	917,056	19.5%
Robert Half Technology	167,551	12.8%	152,901	12.5%	657,124	12.9%	577,360	12.3%
Robert Half Management Resources	150,353	11.6%	144,603	11.9%	583,913	11.5%	565,256	12.0%
Robert Half Finance & Accounting	101,667	7.8%	96,718	7.9%	421,411	8.2%	394,515	8.4%
Protiviti	195,026	14.9%	171,284	14.0%	742,679	14.6%	624,218	13.3%
Total	$1,304,594	100.0%	$1,221,450	100.0%	$5,094,933	100.0%	$4,695,014	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$376,083	37.3%	$351,422	36.9%	$1,463,407	37.2%	$1,345,136	36.6%
Permanent placement staffing	101,521	99.9%	96,705	100.0%	420,747	99.8%	394,402	100.0%
Risk consulting and internal audit services	62,477	32.0%	52,630	30.7%	230,317	31.0%	183,378	29.4%
Total	$540,081	41.4%	$500,757	41.0%	$2,114,471	41.5%	$1,922,916	41.0%

OPERATING INCOME:
Temporary and consultant staffing	$99,404	9.9%	$94,632	9.9%	$399,808	10.2%	$358,533	9.8%
Permanent placement staffing	17,559	17.3%	17,230	17.8%	85,019	20.2%	78,333	19.9%
Risk consulting and internal audit services	27,394	14.0%	21,305	12.4%	95,845	12.9%	60,316	9.7%
Total	$144,357	11.1%	$133,167	10.9%	$580,672	11.4%	$497,182	10.6%

SELECTED CASH FLOW INFORMATION:
Amortization of intangible assets	$192		$—		$192		$557
Depreciation expense	$13,786		$12,954		$53,273		$49,124
Capital expenditures	$26,781		$26,623		$75,057		$62,830
Open market repurchases of common stock (shares)	1,411		792		4,343		3,336

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	December 31,
	2015	2014
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$217,733	$287,119
Accounts receivable, less allowances	$704,640	$657,676
Total assets	$1,702,960	$1,647,267
Current liabilities	$655,549	$623,362
Notes payable and other indebtedness, less current portion	$1,007	$1,159
Total stockholders’ equity	$1,003,781	$979,858

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with revenue growth rates derived from non-GAAP revenue amounts.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates and billing days. The Company provides “same billing days and constant currency” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on a same-day, constant-currency basis for global, U.S. and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because management believes it better reflects the Company’s actual revenue growth rates and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days and constant currency exchange rates.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual revenue growth derived from revenue amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (Same Billing Days and Constant Currency)
	2014		2015				2014		2015
	Q3	Q4	Q1	Q2	Q3	Q4	Q3	Q4	Q1	Q2	Q3	Q4
Global
Accountemps	10.1	9.6	8.0	6.6	4.3	5.8	9.8	11.6	12.2	10.1	7.6	7.5
OfficeTeam	14.1	12.6	9.5	6.9	4.8	4.1	14.0	14.7	14.1	10.8	8.3	5.8
Robert Half Technology	11.0	11.4	16.2	16.6	13.3	9.6	10.9	12.7	19.0	18.8	15.4	10.2
Robert Half Management Resources	18.9	14.1	10.4	2.0	-2.4	4.0	18.4	17.3	17.3	7.9	2.9	7.1
Temporary and consultant staffing	12.5	11.3	10.0	7.5	4.8	5.7	12.3	13.4	14.5	11.3	8.3	7.4
Permanent placement staffing	16.0	12.8	6.2	7.5	8.2	5.1	15.7	15.7	11.9	13.0	13.6	8.2
Total staffing	12.9	11.5	9.7	7.5	5.1	5.7	12.6	13.6	14.2	11.5	8.8	7.5
Protiviti	20.7	20.9	22.0	20.4	20.5	13.9	18.3	22.5	26.6	23.4	23.0	15.4
Total	13.9	12.7	11.2	9.2	7.2	6.8	13.4	14.9	15.9	13.1	10.9	8.7

United States
Temporary and consultant staffing	13.2	13.8	14.8	12.4	9.9	9.2	13.0	14.0	15.6	12.4	9.8	8.2
Permanent placement staffing	21.8	20.8	15.6	18.7	16.2	11.5	21.6	21.0	16.4	18.6	16.1	10.5
Total staffing	13.9	14.3	14.8	12.9	10.4	9.4	13.7	14.6	15.7	12.9	10.3	8.4
Protiviti	22.0	26.9	26.2	24.3	24.6	15.5	19.9	27.1	27.9	24.1	24.4	15.1
Total	15.0	16.0	16.3	14.5	12.5	10.3	14.6	16.4	17.5	14.5	12.6	9.5

International
Temporary and consultant staffing	10.4	3.1	-6.0	-9.3	-12.8	-7.2	9.9	11.4	10.6	7.7	3.1	4.4
Permanent placement staffing	6.3	-0.6	-9.8	-11.9	-7.3	-7.8	5.6	6.8	4.0	3.1	8.9	3.5
Total staffing	9.8	2.6	-6.6	-9.7	-12.1	-7.3	9.3	10.8	9.6	7.0	3.9	4.3
Protiviti	14.6	-1.2	4.8	4.0	1.2	6.0	11.0	5.4	21.3	20.4	16.4	16.9
Total	10.3	2.1	-5.4	-8.2	-10.7	-5.8	9.5	10.1	11.0	8.5	5.3	5.9
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as-reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon input from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period, to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
The term “same billing days and constant currency” means that the impact of different billing days has been removed from constant currency calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-10.

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES

REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – GLOBAL
	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Accountemps
As Reported	10.1	9.6	8.0	6.6	4.3	5.8
Billing Days Impact	-0.1	0.3	0.9	-0.1	-0.2	-0.9
Currency Impact	-0.2	1.7	3.3	3.6	3.5	2.6
Same Billing Days and Constant Currency	9.8	11.6	12.2	10.1	7.6	7.5
OfficeTeam
As Reported	14.1	12.6	9.5	6.9	4.8	4.1
Billing Days Impact	-0.2	0.2	0.8	-0.1	-0.2	-1.0
Currency Impact	0.1	1.9	3.8	4.0	3.7	2.7
Same Billing Days and Constant Currency	14.0	14.7	14.1	10.8	8.3	5.8
Robert Half Technology
As Reported	11.0	11.4	16.2	16.6	13.3	9.6
Billing Days Impact	-0.2	0.3	0.9	0.0	-0.1	-1.0
Currency Impact	0.1	1.0	1.9	2.2	2.2	1.6
Same Billing Days and Constant Currency	10.9	12.7	19.0	18.8	15.4	10.2
Robert Half Management Resources
As Reported	18.9	14.1	10.4	2.0	-2.4	4.0
Billing Days Impact	-0.2	0.2	0.9	0.0	0.0	-1.0
Currency Impact	-0.3	3.0	6.0	5.9	5.3	4.1
Same Billing Days and Constant Currency	18.4	17.3	17.3	7.9	2.9	7.1
Temporary and consultant staffing
As Reported	12.5	11.3	10.0	7.5	4.8	5.7
Billing Days Impact	-0.1	0.3	0.9	0.0	-0.1	-1.0
Currency Impact	-0.1	1.8	3.6	3.8	3.6	2.7
Same Billing Days and Constant Currency	12.3	13.4	14.5	11.3	8.3	7.4
Permanent placement staffing
As Reported	16.0	12.8	6.2	7.5	8.2	5.1
Billing Days Impact	-0.1	0.2	0.9	0.0	-0.2	-0.9
Currency Impact	-0.2	2.7	4.8	5.5	5.6	4.0
Same Billing Days and Constant Currency	15.7	15.7	11.9	13.0	13.6	8.2
Total staffing
As Reported	12.9	11.5	9.7	7.5	5.1	5.7
Billing Days Impact	-0.2	0.2	0.8	0.0	-0.1	-1.0
Currency Impact	-0.1	1.9	3.7	4.0	3.8	2.8
Same Billing Days and Constant Currency	12.6	13.6	14.2	11.5	8.8	7.5
Protiviti
As Reported	20.7	20.9	22.0	20.4	20.5	13.9
Billing Days Impact	-2.1	0.2	1.6	-0.1	-0.2	-0.4
Currency Impact	-0.3	1.4	3.0	3.1	2.7	1.9
Same Billing Days and Constant Currency	18.3	22.5	26.6	23.4	23.0	15.4
Total
As Reported	13.9	12.7	11.2	9.2	7.2	6.8
Billing Days Impact	-0.4	0.3	1.1	0.0	0.0	-0.8
Currency Impact	-0.1	1.9	3.6	3.9	3.7	2.7
Same Billing Days and Constant Currency	13.4	14.9	15.9	13.1	10.9	8.7

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Temporary and consultant staffing
As Reported	13.2	13.8	14.8	12.4	9.9	9.2
Billing Days Impact	-0.2	0.2	0.8	0.0	-0.1	-1.0
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	13.0	14.0	15.6	12.4	9.8	8.2

Permanent placement staffing
As Reported	21.8	20.8	15.6	18.7	16.2	11.5
Billing Days Impact	-0.2	0.2	0.8	0.0	-0.1	-1.0
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	21.6	21.0	16.4	18.7	16.1	10.5

Total staffing
As Reported	13.9	14.3	14.8	12.9	10.4	9.4
Billing Days Impact	-0.2	0.3	0.9	0.0	-0.1	-1.0
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	13.7	14.6	15.7	12.9	10.3	8.4

Protiviti
As Reported	22.0	26.9	26.2	24.3	24.6	15.5
Billing Days Impact	-2.1	0.2	1.7	-0.2	-0.2	-0.4
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	19.9	27.1	27.9	24.1	24.4	15.1

Total
As Reported	15.0	16.0	16.3	14.5	12.5	10.3
Billing Days Impact	-0.4	0.4	1.2	0.0	0.1	-0.8
Currency Impact	—	—	—	—	—	—
Same Billing Days and Constant Currency	14.6	16.4	17.5	14.5	12.6	9.5

ROBERT HALF INTERNATIONAL INC. AND SUBSIDIARIES
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q3 2014	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Temporary and consultant staffing
As Reported	10.4	3.1	-6.0	-9.3	-12.8	-7.2
Billing Days Impact	-0.2	0.2	0.8	0.0	-0.2	-1.0
Currency Impact	-0.3	8.1	15.8	17.0	16.1	12.6
Same Billing Days and Constant Currency	9.9	11.4	10.6	7.7	3.1	4.4

Permanent placement staffing
As Reported	6.3	-0.6	-9.8	-11.9	-7.3	-7.8
Billing Days Impact	-0.2	0.2	0.7	0.0	-0.1	-1.0
Currency Impact	-0.5	7.2	13.1	15.0	16.3	12.3
Same Billing Days and Constant Currency	5.6	6.8	4.0	3.1	8.9	3.5

Total staffing
As Reported	9.8	2.6	-6.6	-9.7	-12.1	-7.3
Billing Days Impact	-0.2	0.3	0.8	0.0	-0.1	-1.0
Currency Impact	-0.3	7.9	15.4	16.7	16.1	12.6
Same Billing Days and Constant Currency	9.3	10.8	9.6	7.0	3.9	4.3

Protiviti
As Reported	14.6	-1.2	4.8	4.0	1.2	6.0
Billing Days Impact	-2.0	0.1	1.6	-0.1	-0.2	-0.4
Currency Impact	-1.6	6.5	14.9	16.5	15.4	11.3
Same Billing Days and Constant Currency	11.0	5.4	21.3	20.4	16.4	16.9

Total
As Reported	10.3	2.1	-5.4	-8.2	-10.7	-5.8
Billing Days Impact	-0.3	0.2	1.1	0.0	0.0	-0.7
Currency Impact	-0.5	7.8	15.3	16.7	16.0	12.4
Same Billing Days and Constant Currency	9.5	10.1	11.0	8.5	5.3	5.9